________________________________________________

               PROXY DESIGNATION AND INSTRUCTION CARD
          _________________________________________________

               ZION'S COOPERATIVE MERCANTILE INSTITUTION

                    Salt Lake City, Utah 84137

THIS PROXY DESIGNATION AND INSTRUCTION IS SOLICITED BY THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         to be held on
                         May 21, 1997

The undersigned hereby appoints Richard H. Madsen and Keith C. Saunders, or either of them, jointly or severally as agent and Proxy for the undersigned, with full power of substitution, to vote the shares of Zion's Cooperative Mercantile Institution's common stock held by the undersigned to the same extent which the undersigned would be entitled to vote such shares if personally present at the Annual Meeting of Shareholders of Zion's Cooperative Mercantile Institution, or any adjournment thereof, to be held in the Memorial House in Memory Grove, 485 No. Canyon Road, Salt Lake City, Utah, on Wednesday, the 21st day of May, 1997, at 2:30 o'clock P.M. for the purpose of electing Directors and for the purpose of conducting any other business properly brought before the Meeting.

Without limiting the general powers hereby conferred, the undersigned instructs said Proxies to vote as specified on the reverse side hereof. Shares represented by signed Proxy Designations & Instructions will be voted: (1) as specified on the matters listed on the reverse side of this form; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the Proxies on any other matters that properly come before the meeting.

(Please complete and sign on reverse side)

1.  ELECTION OF DIRECTORS     FOR all nominees    WITHHOLD AUTHORITY
    (The Directors recommend    listed below         to vote
     a vote for all nominees   (except as marked
                         to the contrary below)

(INSTRUCTION:  TO VOTE FOR SOME BUT WITHHOLD AUTHORITY TO VOTE FOR ANY
               OTHER INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW AS TO WHICH YOU WITHHOLD AUTHORITY.)

R. Barry Arnold, Fred S. Ball, Spencer F. Eccles, Lela Ence, A. Blaine Huntsman, James S. Jardine, Patricia Madsen, Richard H. Madsen, and Keith C.Saunders.


IMPORTANT:  Please  sign exactly  as your name  appears.
                                 DATED:_____________________________, 1997
When shares are held by joint
tenants, both should sign. When signing
as  attorney,  as executor,  administrator,
                                 __________________________________________
trustee or guardian, please give   (Stockholder's Signature)
full title as such.  If a corporation,
please sign in  full  corporate name by
                                  __________________________________________
President or other authorized      (Joint Stockholder's Signature (if any))
officer.  If a partnership, please sign
in partnership name by authorized person.

          _______________________________________________________
             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

               PLEASE INDICATE ANY CHANGE OF ADDRESS
          __________________________________________________
                             (Street and Number)
          __________________________________________________
          (City)              (State)     (Zip Code)

          ZION'S COOPERATIVE MERCANTILE INSTITUTION
                    2200 South 900 West
               Salt Lake City, Utah 84137

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

               To Be Held on May 21, 1997

               To the Shareholders of
          ZION'S COOPERATIVE MERCANTILE INSTITUTION

     Pursuant to the laws of the State of Utah and its Bylaws, the Annual Meeting of the Shareholders of Zion's Cooperative Mercantile Institution ("the Corporation") will be held in the Memorial House in Memory Grove, 485 No. Canyon Road, Salt Lake City, Utah, on Wednesday, May 21, 1997 at 2:30 p.m. for the following purposes:

     1.   To elect a Board of Directors for the ensuing year,

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The close of business on Tuesday, April 15, 1997, was fixed by the Board of Directors as the time for the determination of the shareholders of record entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof.

     We hope that all shareholders who can conveniently do so will attend the Annual Meeting in person. Whether or not you expect to attend, it will facilitate the conduct of the Corporation's business if you will immediately sign the enclosed proxy instruction card and return it in the envelope provided in order that your shares may be represented at the Annual Meeting. No postage is required if the proxy instruction card is mailed in the United States.

                              By ORDER OF THE BOARD OF DIRECTORS
Dated at Salt Lake City, Utah
April 21, 1997

                              KEITH C. SAUNDERS
                              Executive Vice President and Secretary

                              Z C M I

               ZION'S COOPERATIVE MERCANTILE INSTITUTION
                       2200 South 900 West
                    Salt Lake City, Utah 84137

                         PROXY STATEMENT
                         April 21, 1997

               GENERAL INFORMATION FOR SHAREHOLDERS

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zion's Cooperative Mercantile Institution, a Utah corporation (hereinafter called the "Corporation") of Proxy Designations and Instructions for use at the Corporation's Annual Meeting of Shareholders to be held in the Memorial House in Memory Grove, 485 No. Canyon Road, Salt Lake City, Utah on Wednesday, May 21, 1997 at 2:30 p.m., and at any and all adjournments thereof.

     A Proxy Designation and Instruction Card ("Proxy Card") is enclosed for your use in voting at the Annual Meeting. You are requested to date and sign the enclosed Proxy Card, and to return it in the envelope provided. All duly executed Proxy Cards received prior to the Annual Meeting will have the shares represented thereby voted in accordance with the choices specified therein.
As to any matter for which no choice has been specified in a duly executed Proxy Card, the shares represented thereby will be voted at the Meeting or any adjournment thereof for election as directors all of the nominees listed herein, and otherwise as recommended by the Directors, or otherwise as deemed appropriate by the Proxies on other business properly coming before the meeting. Any shareholder signing a Proxy Card has the power to revoke his/her voting directions at any time before the designated Proxies vote at the Annual Meeting by notifying the Secretary of the Corporation in writing prior to 2:30 p.m. M.S.T. on May 21, 1997, or by voicing such revocation in person at the Annual Meeting at the time voting occurs. If you wish to give your proxy to someone other than the named Proxies on the enclosed Proxy Card, you may do so by crossing out the names of all of the designated Proxies and writing in the name of another person or persons (not more than two). The signed Proxy Card must be presented at the Meeting by the person or persons you have designated on the card.

     The cost of preparing, assembling and mailing these proxy materials will be borne by the Corporation. The solicitation of Proxy Designations and Instructions by the Board of Directors is being made by mail, and in addition may be made by officers and directors of the Corporation, or their agents, in person or by telephone. No additional compensation will be given to officers or directors for such solicitation. Non-employee agents of the Board of Directors may be retained to assist in the proxy solicitation process at a cost to the Corporation, if any, not expected to exceed $10,000. Custodians of securities held for shareholders of record (e.g., banks, brokers, etc.) may be paid their reasonable out-of-pocket expenses incurred in forwarding proxy materials to shareholders.

     This Proxy Statement, the enclosed Proxy Card, and the Corporation's
1996 Annual Report to Shareholders are being sent to Shareholders for delivery beginning May 5, 1997. Shareholders who have not received a copy of any of these materials should contact the Corporation at (801) 579-6404 to obtain a copy.
VOTING AT THE ANNUAL MEETING

     Shareholders of record will be entitled to one vote for each share of Common Stock held at the close of business on April 15, 1997, which is the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting and at any and all adjournments. Shares may be voted, without cumulation, as to each Director-nominee, and as to any other proposal for shareholder action as may properly come before the Annual Meeting. On April 15, 1997, the Corporation had 2,202,363 shares (2,168,942 issued less 12,579 treasury shares plus 46,000 restricted shares) of Common Stock (par value $0.001) issued and outstanding. The issued and outstanding shares do not include any shares of stock options.

     The presence in person or by proxy of a majority of the outstanding
voting shares is required to constitute a quorum at the Annual Meeting.   A
plurality of votes cast at the Annual Meeting is required to elect each Director. Only Proxies marked "FOR all nominees (except as marked to the contrary below)" or "WITHHOLD AUTHORITY to vote all nominees below" will be cast in the election of Directors and considered in determining the plurality of votes in favor of a Director-nominee. Abstentions and broker non-votes will not be counted in determining the shares voting or the plurality of votes for any Director nominee. Certain shareholders beneficially owning, as a group, in excess of 50% of the outstanding shares have indicated an intention to vote in favor of all nominations for director. Such votes, if cast, will be determinative of the voting results with the election of Directors.

PRINCIPAL SHAREHOLDERS

     The following table provides information with respect to any person known to the Corporation to be the beneficial owner (within the meaning of applicable governmental regulations) of five percent (5%) or more of any class of the Corporation's voting securities as of April 15, 1997:

                              Table 1
                                   Amount and Nature of     Percent
Name and Address         Title of Class Beneficial Ownership     of Class
Corp. of the President   Common Stock   1,127,989 shares         51.22%
The Church of Jesus Christ
of Latter-Day Saints
47 East South Temple
Salt Lake City, UT 84150

Richard H. Madsen &      Common Stock     188,167 shares*         8.54%
Mary Louise M. Rawlings Co-TR
1300 Walker Center
175 South Main St.
Salt Lake City, UT 84111

_______________________
     *Includes 146,905 shares as to which Mr. Madsen shares voting and investment power as a co-trustee of Francis A. Madsen Family Voting Trust.





                    MANAGEMENT OF THE CORPORATION

Board of Directors

     The business of the Corporation is managed under the direction of its Board of Directors, currently chaired by Richard H. Madsen. The Directors have responsibility for establishing broad corporate policies and for the overall performance of the Corporation. The Directors are not, however,
involved in operating the Corporation's business on a day-to-day basis.   This
day-to-day management is entrusted to the Executive Officers elected by the
Board of Directors.   The Board is kept advised of the Corporation's business
through regular written reports, analyses, and discussions with the Executive Officers of the Corporation.

     The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Corporation and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management are regularly invited to Board meetings to report on and discuss their areas of responsibility. The Directors met six times as a full Board during 1996. All Directors attended all of these meetings.

     The Directors of the Corporation beneficially own, as a group, 319,884 shares of the Corporation's Common Stock (including 35,300 currently exercisable but unexercised option shares and 32,000 shares of restricted stock ), or 14.52% of the Corporation's outstanding Common Stock as of April 15, 1997.

The Bylaws permit payment of Directors' expenses incurred in attending meetings and some, but not all, of the Directors received reimbursement for such expenses. Additionally, fees of $700 were paid to Directors for each of the six meetings held.

     The Executive Committee of the Board of Directors exercises the powers of the Board in the management of the business and affairs of the Corporation between the Board's regularly scheduled meetings. The Executive Committee serves as the nominating committee for the election of Directors and, although there are no formal procedures for shareholders to recommend nominations, the Committee will consider any recommendations from shareholders that may be made. The Executive Committee also functions as the Retirement Committee and administers the plans and retirement programs of the Corporation, including a review of the actuary reports, and reports to the Board of Directors. Also, the Executive Committee makes compensation recommendations to the Board for all corporate officers. The Executive Committee keeps regular minutes of its meetings and reports to the Board at the regular Directors' meetings. The Executive Committee met 11 times during the year. All members attended all meetings except Mr. Jardine who attended nine meetings. Members of the Executive Committee are paid an annual fee of $6,000 for their service which is in addition to any other fees earned as a Director of the Corporation.

     The Audit Committee of the Board, which met twice during 1996, reports to the Board of Directors with respect to various auditing and accounting matters, the scope of the audit procedures, the performance of the internal auditors, and accounting practices of the Corporation. All members attended
all meetings.   Fees of $400 are paid to Committee Members for each meeting held.

Information on Executive Officers

     Set forth in Table 2, below, are the names, ages, positions and beneficial ownership of shares (as of April 15, 1997) in the Corporation of all Executive Officers, other than Messrs. Madsen, Saunders, and Arnold whose biographical information is disclosed together with the other nominees for Director in Table 7, below. Executive Officers serve until the election of their successors by the Board of Directors.

          Table 2 - Executive Officers of the Corporation

     Nancy Mortensen, 54, is the Corporation's Vice President-Marketing. Ms. Mortensen is the beneficial owner of 24,050 shares of the Corporation's Common Stock, including 12,500 option shares exercisable within 60 days but not yet exercised and 10,000 shares of restricted stock.

     Darrell F. Robinette, 70, is the Corporation's Vice President-Stores. Mr. Robinette is the beneficial owner of 21,000 shares of the Corporation's Common Stock, including 4,000 shares of restricted stock and 10,000 option shares exercisable within 60 days but not yet exercised.

All current Executive Officers as a group (5 persons), beneficially own 278,096 shares, or 12.63%, of the Corporation's Common Stock (of which 57,800 shares are option shares exercisable within 60 days of the record date but not yet exercised and 46,000 shares are restricted stock.)

               COMPENSATION OF EXECUTIVE OFFICERS

     The Executive Committee acts as the Compensation Committee of the Board of Directors as to compensation of Executive Officers. Messrs. Madsen and Saunders do not vote on Executive Officer compensation matters.

     BASE SALARY. In assessing salaries and salary increases, the primary factors considered are: the Committee's assessment of performance on the job, salaries of comparable jobs in similar size retail companies, and compensation that the Committee believes will help attract, motivate and retain qualified executives.

          Chief Executive Officer Salary Action. In an effort to pay Mr. Madsen a salary more in line with the Committee's view of his performance and position, Mr. Madsen was given base salary raises of 8.5%, 6%, and 0% respectively in 1994, 1995, and 1996.

          Other Named Executive Officers. The other Executive Officers named in Table 3 received increases ranging between 4.4% to 15.4%, 2.8% to 4%, and 0% respectively in 1994, 1995, and 1996, based on subjective evaluations made by the Committee in consultation with Mr. Madsen.

     SHORT-TERM INCENTIVES. All the named Executive Officers participate in an annual cash bonus plan. The bonuses awarded are 3% of the increase or decrease in the Corporation's pretax profits from year to year added to or subtracted from the previous year's bonus. Bonuses are distributed between the executive officers based on base salary and rating points determined by an officer's position in the Corporation. Bonuses awarded in 1994, 1995, and 1996 amounted to $191,950, $187,581, and $0 respectively, for all executive officers combined. Bonuses are earned in the preceding year and paid in March the following year after Company profits are determined in the second close of the Company books. This is prior to audited results.

     LONG-TERM INCENTIVES. Stock options have been awarded based on a plan approved by shareholders in 1982 at an exercise price of $16.50 and in 1996 at an option price of $11.25. During the year the Board approved 46,000 shares of common stock to be awarded to executive officers and 124,000 shares of common stock as stock options granted to the executive officers and key management associates of the Company. There are 80,000
     stock options that have not been granted.   (See Table 5)

     The Committee believes that this compensation mix is in the best interests of the shareholders and supports the business and financial objectives of the organization.
          Richard Madsen, Chairman
          Patricia Madsen
          James S. Jardine
          Keith C. Saunders

     Table 3, below, is a statement of compensation paid by the Corporation during 1996 to its Chief Executive Officer and to each of the four (4) Executive Officers who were paid in excess of $100,000 in salary and bonus during the year.

               Table 3 - SUMMARY COMPENSATION TABLE
                                  Annual Compensation         Long-Term
Compensation Awards
Name and            Year Salary(1)  Bonus(2)  Stock Awards  Options All Other
Principal Position                                         /SARS compensation(3)
Richard H. Madsen   1996 $233,184   $  -0-     $135,000     13,000    $2,862
President & CEO     1995 $220,354   $62,483       -0-        -0-      $4,254
                    1994 $206,593   $65,044       -0-        -0-      $4,161

Keith C. Saunders   1996 $150,000   $  -0-     $112,500     11,000    $1,830
Executive Vice      1995 $149,415   $41,699    $  -0-        -0-      $2,785
Pres. Secretary     1994 $144,890   $43,324    $  -0-        -0-      $2,769
 & CFO
R. Barry Arnold     1996 $123,800   $  -0-     $112,500     10,000    $1,594
Vice President      1995 $123,092   $31,327    $  -0-        -0-      $2,387
                    1994 $117,366   $32,603    $  -0-        -0-      $2,302

Darrell F.          1996 $105,040   $  -0-     $ 45,000     10,000    $1,351
Robinette           1995 $104,418   $26,166    $  -0-        -0-      $1,961
Vice President      1994 $100,045   $27,201    $  -0-        -0-      $1,923

Nancy Mortensen     1996 $104,000   $  -0-     $112,500     10,000    $1,413
Vice President      1995 $103,385   $25,906    $  -0-        -0-      $2,052
                    1994 $ 97,110   $23,778    $  -0-        -0-      $1,920

     1 Amounts shown as Salary include directors' fees, if any, paid by the Corporation, but do not include expenditures for company cars or merchandise or service discounts made available to the Executive Officers, or other expenses paid by the Corporation on behalf of or reimbursed to Executive Officers, which the Corporation believes constitute ordinary and necessary business-related expenses. All such expenses are paid or reimbursed by the Corporation in the interest of assisting those individuals to do their jobs effectively, and to attract and retain qualified personnel and clients, and do not exceed $25,000 per Executive Officer per year.
     2 Amounts shown as bonus are earned in the preceding year but are not paid until March of the year indicated.
     3 Amounts shown include contributions by the Corporation to the Employee Savings Plan (a 401(k) plan open to all full-time employees of the Corporation). The named Executive Officers were able to contribute up to 3.06% of their annual and bonus salary
          (up to $150,000) to this plan in 1996, up to the IRS limitation of $9,500 and the Corporation contributed a matching amount equal to 40.8% of the Executive Officers contribution.

Compensation/Benefit Plans.

     Compensation and benefit plans available generally for employees of the Corporation that are available to Executive Officers are as follows:

     Retirement Plan. After one year of employment, employees of the Corporation who are age 21 and older and who work 1,000 hours or more each year become participants in the ZCMI Retirement Plan, which is fully funded by the Corporation. At the time of a participant's retirement, the benefit payable is equal to the sum of the benefit earned as of April 30, 1990, plus, commencing May 1, 1990, the total of 1% of taxable earnings for each year of Credited Service. The benefit for retirement prior to age 65 is actuarily adjusted for the age difference. The Plan allows vesting of employer contributions after five (5) years of service.

The figures shown in Table 4, below, are estimated annual benefits as of December 31, 1996, based upon retirement at age 65 under the Retirement Plan.

          Table 4 - Annualized Retirement Plan Projection

Yearly Salary  10 Years of 15 Years of 20 Years of 25 Years of    30 Years of
                  Service   Service     Service     Service        Service
$100,00           10,000    15,000      20,000      25,000         30,000
$125,00           12,500    18,750      25,000      31,250         37,500
$150,00           15,000    22,500      30,000      37,500         45,000
$200,00           20,000    30,000      40,000      50,000         60,000
$250,00           25,000    37,500      50,000      62,500         75,000

These estimated annual benefits on Retirement have been computed on the basis of assumed continuation of remuneration at their respective rates as received for 1991 until retirement at age 65 and the earned benefit frozen as of December 31, 1989. The Corporation does not have any supplemental retirement plan for its Executive Officers. Salary for purposes of the Retirement Plan does not include Directors' fees. (Benefits shown on Table 4 are in addition to the "frozen" benefit calculated at December 31, 1989. For Messrs. Saunders, Arnold, and Robinette this amount is $25,352.88, $18,999.82, and $24,409.09 respectively. For Ms. Mortensen this amount is $13,461.69.) As of December 31, 1996 the credited years of service under the retirement plan for the Executive Officers named in Table 3 were seven years for Mr. Madsen, 22 years for Mr. Saunders, 28 years for Mr. Arnold, 22 years for Mr. Robinette, and 34 years for Ms. Mortensen.



     Employee Savings Plan. The Corporation's 401(k) salary deferral plan allows covered employees to make pre-tax contributions of up to 16% of salary (but no more than $9500 for 1996) to their Plan account. To meet requirements of applicable law, highly paid employees were limited to a maximum salary deferral of 4% of salary in 1994. The Corporation contributes a matching amount equal to 50% of the eligible employee's contribution for the first 2% of pay contributed and a 25% match on amounts over 2% of pay, up to a maximum of 2% of a participating employee's salary. Covered employees have a choice of ten (10) investment plans into which they may direct their contributions and the matching employer contribution in the Plan. An employee is fully vested in the employer contribution to the Plan after 2 years of service. Employer matching contributions made for the benefit of the five Executive Officers named in Table 3 are shown under "All Other Compensation".

     Stock Options Granted in 1996. Table 5, below, shows the stock options granted to each of the executive officers named in Table 3 during 1996. Some executive officers were granted two rounds of stock options with differing terms.






                              Table 5

               Individual     Grants                              Black-Scholes
                                                                    Grant Date
                                                                       Value
Name               Number of Percent of Exercise or    Expiration     Grant Date
                   Securities  Total    Base Price       Date         Present
                   Underlying Options/  ($/share)                      Value
                   Options/SARs  SARs                                   ($)
                   Granted   Granted to
                     (#)    Employees in
                            Fiscal Year
                               1996
Richard H. Madsen   13,000     7.65%    $11.25          8-27-2006      $22,360
Keith C. Saunders   11,000     6.47%    $11.25          8-27-2006      $15,730
R. Barry Arnold      1,300*   17.56%    $16.50*         7-14-1997
                    10,000     5.88%    $11.25          8-27-2006      $17,200
Darrell F.          10,000     5.88%    $11.25          8-27-2006      $14,300
Robinette
Nancy Mortensen      2,500*   33.78%*   $16.50*         7-14-1997
                    10,000     5.88%    $11.25          8-27-2006      $18,200
All Executives       3,800*   51.35%*   $16.50*         7-14-1997
as a Group (five    54,000    31.76%    $11.25          8-27-2006      $87,790
persons, including
those named above)

*A separate grant of short term options at a $16.50 exercise price was made to several executive officers and to certain other employees.


Aggregated Option-SAR Exercises in last Fiscal Year and FY-End Option-SAR Values. Table 6, below, sets out the aggregate Option-SAR Exercises by the named Executive Officers in Table 3, and by all executive officers as a group, during 1996, and also sets out numbers of shares of Common Stock underlying currently outstanding options and the putative value of such options at fiscal year-end.

                         Table 6

Name                Number of      Value     Number of      Value of
                    Shares        Realized   Securities     Unexercised
                    Acquired On     ($)      Underlying     In-the-Money
                    Exercise                 Unexercised    Options/SARs at
                                             Options/SARs   at Fiscal Year-End
                                             Fiscal Year-End       ($)
                                                (#)         (Exercisable/
                                             (Exercisable/  UnExercisable)
                                             Nonexercisable)
Richard H. Madsen      -0-         $0.00        13,000*         $16,250
Keith C. Saunders      -0-         $0.00        11,000*         $13,750
R. Barry Arnold        -0-         $0.00         1,300#        $( 5,200)
                                                10,000*         $13,750
Darrell F. Robinette   -0-         $0.00        10,000*         $13,750
Nancy Mortensen        -0-         $0.00         2,500#        $(10,000)
                                                10,000*         $13,750
All Executive          -0-         $0.00         3,800#        $( 5,200)
Officersas a Group                              54,000*         $71,250
(5 persons
including those named
 above)
# options exercisable within sixty days
*options not yet exercisable

               TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Some of the Directors and Executive Officers of the Corporation, members of their immediate families, and corporations and organizations of which they are executive officers or in which they or their immediate families have at least a 10% interest, are customers of, or service providers to, the Corporation. Between January 1, 1996 and December 31, 1996, these persons have had immaterial business transactions in the ordinary course of business with the Corporation, all of which were on substantially the same terms as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. The Corporation expects to continue to have such transactions on similar terms in the future.

          COMPLIANCE WITH SECTION 16 REPORTING OBLIGATIONS

     The Directors and Executive Officers of the Corporation are required under the Securities Exchange Act of 1934 to file reports with the Securities and Exchange Commission evidencing their ownership of, and their current transactions in, the Corporation's common stock. This is a personal
obligation of the Executive Officers and Directors.   Based on information
provided to the Corporation by its Directors and Executive Officers, it appears that all Directors and Executive Officers have timely filed these reports during 1996.

     A Severance Pay Plan is available for all associates who have worked full time for at least one year including Executive Officers. The plan pays one week's pay for those who have worked one year but less than two years, and two weeks' pay for those who have worked more than two years.

               LAST YEAR'S (1996) ANNUAL MEETING

     The 1996 Annual Meeting of the Shareholders was held on May 22, 1996 in Salt Lake City, Utah. There were 1,701,740 shares of Common Stock present at the 1996 Annual Meeting in person or by proxy, which number was 78.7% of those entitled to vote, and thus constituted a legal quorum. Each of the nominees to the Board of Directors was voted upon separately, and each was elected by the affirmative vote of more than 77% of the shares present and voting.
Motion #2 concerning ZCMI listing on a national stock exchange was defeated by a vote of 72% of the shares present and voting. Motion #3 to approve the ZCMI 1996 Equity-based Incentive Plan was approved by over 74% of the shares present and voting.

               PROPOSALS FOR SHAREHOLDER ACTION

Election of Directors

     The persons named in Table 7, below, have been nominated by the Executive Committee for election to the Board of Directors of the Corporation, to serve until the next Annual Meeting or until their successors are elected and qualified. Additional nominations will be accepted from the floor at the Annual Meeting, and interested shareholders are invited to suggest names to the Executive Committee from time to time for nomination as a Director of the Corporation.

     The Bylaws of the Corporation provide for a Board of Directors of up to 20 members. Nine (9) Directors are being nominated by the Executive Committee for election at the 1997 Annual Meeting. The Board knows of no reason why any nominee may be unable to serve as a Director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may recommend, or the Board may reduce the number of Directors to eliminate the vacancy. It is the intention of the Proxies to vote FOR the election of ALL of the nominees listed in Table 7, below, in the absence of contrary direction. All of the nominees are current Directors, and were elected to their present term of office by a vote of shareholders at the 1996 Annual Meeting.

     There is set forth below, in Table 7, as to each of the nine (9) nominees for election as a Director, his/her age, the year he/she became a Director of the Corporation, his/her principal occupation, his/her business experience during the past five years, other directorships held at this time and beneficial stock ownership in the Corporation. Directors serving on the Executive (*) or Audit (+) Committees of the Board are also so identified:

               Table 7 - Nominees for Director
R. BARRY ARNOLD, 52, has been a Director of the Corporation  since 1990.   He
is Vice President and General Merchandise Manager of the Corporation. Mr. Arnold beneficially owns 21,667 shares of the Corporation's Common Stock, including 11,300 option shares exercisable within 60 days but not yet exercised and 10,000 shares of restricted stock. This amount represents approximately .98% of the issued and outstanding shares at the Record Date.

FRED S. BALL, 64, has been a Director of the Corporation since 1996. He is a Senior Vice President of Zions First National Bank and President of CreaCtive Marketing. He previously served as President and Chief Executive Officer of
the Salt Lake Area Chamber of Commerce.   He is also serving as a Director of
Dick Simon Trucking Company.   Mr. Ball beneficially owns 400 shares of the
Corporation's Common Stock.

+SPENCER F. ECCLES, 62, has been a Director of the Corporation since 1976. He is Chairman, Chief Executive Officer, and a Director of First Security Corporation (a bank holding company). Mr. Eccles is also a Director of Anderson Lumber Company and Union Pacific Corporation. He is the beneficial owner of 7,500 shares of the Corporation's Common Stock.

LELA "LEE" ENCE, 69, has been a Director of the Corporation since 1987. She retired as Executive Director of the University of Utah Alumni Association in 1989. Mrs. Ence beneficially owns 491 shares of the Corporation's Common Stock.

+A. BLAINE HUNTSMAN, 60, has been a Director of the Corporation since 1977. He was Chairman and Chief Executive Officer of Olympus Capital Corporation, the holding company of Olympus Bank, until its acquisition by Washington Mutual in April 1995. He is also aTrustee of The Achievement Funds Trust, a
group of seven mutual funds.   Mr. Huntsman is a former Dean and professor of
the College of Business at the University of Utah. Mr. Huntsman beneficially owns 3,700 shares of the Corporation's common Stock.

*JAMES S. JARDINE, 50, has been a Director of the Corporation since 1985. He is the managing partner of the law firm of Ray, Quinney & Nebeker (which acts as legal counsel to the Corporation). Mr. Jardine beneficially owns 400 shares of the Corporation's Common Stock.

*+PATRICIA MADSEN, 68, has been a Director of the Corporation since 1976. She is President of Sterling Furniture Company, and beneficially owns 74,347 shares of the Corporation's Common Stock.1,3

*RICHARD H. MADSEN, 58, has been a Director of the Corporation since 1988 and is currently the Chairman, President and Chief Executive Officer of the Corporation. He was formerly Chairman and Chief Executive Officer and is currently a Director of Madsen Furniture Galleries. He is also a Director of Zions Bancorporation. Mr. Madsen beneficially owns 188,167 shares of the Corporation's Common Stock which includes 12,000 shares of restricted stock and 13,000 option shares exercisable within 60 days but not yet exercised. This amount represents approximately 8.32% of the issued and outstanding shares at the Record Date.2,3

*KEITH C. SAUNDERS, 54, has been a Director of the Corporation since 1981, and is Executive Vice President, Chief Financial Officer and Secretary of the Corporation. Mr. Saunders beneficially owns23,212 shares of the Corporation's Common Stock which includes 10,000 shares of restricted stock and 11,000 option shares exercisable within 60 days but not yet exercised. This amount represents approximately 1.05% of the issued and outstanding shares at the Record Date.
______________________
     1 Includes 30,972 shares as to which Ms. Madsen shares voting and investment power as a co-trustee or controlling partner of various Madsen family trusts and partnerships, but not including any shares shown for Richard Madsen, as co-trustee, above.
     2 Includes 146,905 shares held of record by the Francis A. Madsen Family Voting Trust, as to which Mr. Madsen is Co-Trustee.
     3    Madsen Furniture Galleries and Sterling Furniture Co., of which
          Mr. Madsen and Ms. Madsen are directors, respectively, compete with the Corporation's furniture sales.



Historical Performance of ZCMI Stock

     The following table and graph compares the cumulative total shareholder return on a hypothetical $100 purchase of ZCMI common stock on December 31, 1991 over a five-year period, to that of a hypothetical $100 purchase of (i) Retail Department Stores stock price index, (ii) Retail Composite including department stores stock price index, and (iii) the average of the high and low stock prices of the Standard & Poor's Retail Stores Composite stock price
index as of the same date.   The four   indices  assume  reinvestment of
dividends.


               (Performance Graph deleted)

               Cumulatvie Shareholder Return
MEASURE          Base92  Jan 93  Jan 94   Jan 95  Jan 96  Jan 97
ZCMI Common      100.00  82.25   101.60   118.55  137.94  157.62
Retail Composite 100.00 119.36   115.04   106.53  114.87  137.12
Retail DS-500    100.00 111.64   128.01   113.47  135.53  145.61
S&P 500 Index    100.00 110.58   124.82   125.48  174.00  219.83

OTHER BUSINESS

     Management does not know of any other business to be presented at the Meeting. However, if any other business is presented, it is the intention of the Proxies to vote according to their best judgment with respect to such other business.

     On written request, the Corporation will provide, without charge, a copy of the Corporation's Form 10-K Report for 1996 filed with the Securities and Exchange Commission (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto) to any shareholder. The reports will be available for mailing in May, 1997, and requests should be sent to: Keith C. Saunders, Executive Vice President and Chief Financial Officer, 2200 South 900 West, Salt Lake City, Utah 84137.

INDEPENDENT AUDITORS

     Upon recommendation of its Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP as the independent auditors to examine the accounts of the Corporation and its subsidiaries for the year ending January 31, 1998. This firm has audited the Corporation's accounts for many years and is one of the largest and best known firms of independent certified public accountants. A member of the firm will be in attendance at the Annual Meeting to make a statement on behalf of the firm if he so desires and to answer appropriate questions, if any, from shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     If any shareholder wishes to present a proposal for action at the 1998 Annual Meeting of the Shareholders, the shareholder must comply with applicable Securities and Exchange Commission Regulations, including adequate notice to the Corporation. Any proposal must be submitted in writing by Certified Mail -- Return Receipt Requested, to Zion's Cooperative Mercantile Institution, Attention: Secretary of the Corporation, 2200 South 900 West, Salt Lake City, Utah, 84137, on or before December 31, 1997.